UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend
and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

August 31, 2008

	Number of	Value
	Shares	(U.S. $)
Common Stock – 51.97%
Consumer Discretionary – 7.32%
Bayerische Motoren Werke	15,373	$634,508
Disney (Walt)	27,300	883,155
*Don Quijote	38,000	667,013
Gap	40,100	779,945
Home Depot	30,700	832,584
KB HOME	17,000	353,600
Kesa Electricals	215,840	635,813
Koninklijke Philips Electronics	27,520	894,098
Lagardere SCA	10,342	577,289
Limited Brands	38,300	796,640
Mattel	40,100	775,133
McGraw-Hill Companies	20,600	882,504
*NGK Spark Plug	55,000	607,821
*Publicis Groupe	25,561	856,687
*Round One	460	377,213
Starwood Hotels & Resorts Worldwide	20,000	725,000
Teleperformance	20,775	741,934
Toyota Motor	16,239	724,592
WPP Group	55,681	541,952
		13,287,481
Consumer Staples – 4.17%
Coca-Cola Amatil	123,050	898,796
Greggs	6,181	400,103
Heinz (H.J.)	14,100	709,512
Kimberly-Clark	13,900	857,352
*Kraft Foods Class A	28,300	891,733
Kroger	30,500	842,410
Metro	12,426	690,794
Parmalat SpA	265,100	729,419
Safeway	28,100	740,154
Wal-Mart Stores	13,800	815,166
		7,575,439
Diversified REITs – 0.72%
Ascendas Real Estate Investment Trust	146,800	235,449
Digital Realty Trust	4,400	201,828
Entertainment Properties Trust	2,900	157,383
Lexington Reality Trust	25,000	372,749
Unibail-Rodamco	1,604	333,028
		1,300,437
Energy – 4.23%
Anadarko Petroleum	11,700	722,241
BP	132,902	1,277,362
Chevron	8,600	742,352
ConocoPhillips	8,500	701,335
Devon Energy	7,400	755,170
†Dynegy Class A	7,050	42,018
Exxon Mobil	10,000	800,100
Marathon Oil	16,800	757,176
†Petroleum Geo-Services	35,276	757,730
Total	15,667	1,125,419
		7,680,903

Financials – 8.91%
Allstate	17,200	776,236
American International Group	26,100	560,889
AXA	27,852	888,656
Bank of America	19,600	610,344
*BB&T	25,600	768,000
Citigroup	31,300	594,387
*Comerica	17,400	488,766
*Dexia	30,875	436,323
Discover Financial Services	44,250	727,913
Fifth Third Bancorp	39,100	616,998
Genworth Financial	42,100	675,705
Hartford Financial Services Group	11,700	738,036
*ING Groep	28,898	900,267
Lehman Brothers Holdings	19,100	307,319
*Macquarie Communications Infrastructure Group	260,008	663,631
Mitsubishi Estate	8,000	176,719
Mitsubishi UFJ Financial Group	87,436	664,637
Morgan Stanley	19,000	775,770
Nordea Bank	57,132	758,862
Standard Chartered	24,577	665,079
*SunTrust Banks	10,600	444,034
Travelers	18,000	794,880
U.S. Bancorp	24,100	767,826
*Wachovia	28,400	451,276
Wells Fargo	30,000	908,100
		16,160,653
Health Care – 5.55%
Abbott Laboratories	13,800	792,534
AstraZeneca	16,824	819,875
Bristol-Myers Squibb	36,400	776,776
Johnson & Johnson	13,200	929,676
Merck	20,400	727,668
Novartis	14,560	811,116
Novo Nordisk Class B	13,519	754,656
Ono Pharmaceutical	10,700	560,310
Pfizer	39,300	751,023
Quest Diagnostics	13,600	735,080
Sanofi-Aventis	8,948	634,799
Terumo	19,200	1,068,190
Wyeth	16,400	709,792
		10,071,495
Healthcare REITs – 0.77%
*Chartwell Seniors Housing Real Estate Investment Trust	94,500	709,262
Extendicare Real Estate Investment Trust	93,200	690,728
		1,399,990
Industrial REITs – 0.74%
Cambridge Industrial Trust	2,167,000	921,398
*ING Industrial Fund	307,371	418,371
		1,339,769
Industrials – 4.37%
Asahi Glass	60,000	636,991
†Bway Holding	3,950	50,165
Compagnie de Saint-Gobain	9,735	594,749
Donnelley (R.R.) & Sons	26,500	738,820
FedEx	10,000	828,200
General Electric	25,800	724,980
Honeywell International	14,000	702,380
*Lafarge	5,176	624,402
Pitney Bowes	22,600	771,790
Tomkins	287,122	778,205

Vallourec	2,761	768,058
Waste Management	20,100	707,118
		7,925,858
Information Technology – 5.02%
Canon	17,400	780,317
†CGI Group Class A	111,707	1,219,216
†EMC	55,000	840,400
Ericsson LM Class B	70,600	805,886
Intel	35,400	809,598
International Business Machines	6,200	754,726
Motorola	99,100	933,522
Nokia	33,733	844,557
Samsung Electronics	1,481	694,470
*Techtronic Industries	749,500	697,758
Xerox	52,500	731,325
		9,111,775
Malls REITs – 0.95%
*General Growth Properties	37,400	969,782
*Simon Property Group	7,900	749,552
		1,719,334
Materials – 1.60%
Dow Chemical	20,800	709,904
duPont (E.I.) deNemours	15,900	706,596
Linde	5,685	713,314
Weyerhaeuser	14,100	782,409
		2,912,223
Mortgage REITs – 0.09%
KKR Financial Holdings	17,900	167,902
		167,902
Multifamily REITs – 0.11%
Camden Property Trust	3,900	190,359
		190,359
Office REITs – 0.98%
*HRPT Properties Trust	122,400	927,792
ING UK Real Estate Trust	317,470	261,933
Mack-Cali Realty	14,400	582,048
		1,771,773
Real Estate Operating Companies – 0.07%
Marriott International Class A	4,600	129,766
		129,766
Retail REITs – 0.86%
APN/UKA European Retail Trust	1,310,620	289,971
*Kimco Realty	12,700	471,679
*Macquarie CountryWide Trust	355,587	315,245
Ramco-Gershenson Properties	10,200	235,824
*Westfield Group	16,989	249,315
		1,562,034
Telecommunications – 3.30%
AT&T	23,100	738,969
Chunghwa Telecom ADR	33,118	819,340
France Telecom	24,519	722,917
Sprint Nextel	86,500	754,280
*Telefonos de Mexico ADR	11,600	285,012
*†Telemex Internacional ADR	27,000	380,970
Telstra	190,126	705,805
Verizon Communications	22,500	790,200
Vodafone	309,437	791,038
		5,988,531
Utilities – 2.21%
American Electric Power	21,200	827,648
Duke Energy	42,200	735,968
National Grid	62,676	815,820

Progress Energy		21,100	921,648
Public Service Enterprise Group		17,400	709,398
			4,010,482
Total Common Stock (cost $120,274,156)			94,306,204

Convertible Preferred Stock – 3.01%
Automobiles & Automotive Parts – 0.22%
*General Motors 5.25% exercise price $64.90, expiration date 3/6/32		34,500	399,510
			399,510
Banking, Finance & Insurance – 1.48%
Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11		20,000	343,000
#Morgan Stanley 144A
11.00% exercise price $94.64, expiration date 1/7/09		10,400	949,468
35.50% exercise price $100.00, expiration date 10/28/08		1,700	1,096,050
XL Capital 7.00% exercise price $80.59, expiration date 2/15/09		36,000	302,760
			2,691,278
Health Care & Pharmaceuticals – 0.90%
Mylan 6.50% exercise price $17.08, expiration date 11/15/10		1,000	901,120
Schering-Plough 6.00% exercise price $33.69, expiration date 8/13/10		4,000	741,000
			1,642,120
Telecommunications – 0.41%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		1,000	735,250
			735,250
Total Convertible Preferred Stock (cost $8,436,044)			5,468,158

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.49%
Fannie Mae
Series 2001-50 BA 7.00% 10/25/41	USD	206,254	218,265
Series 2003-122 AJ 4.50% 2/25/28		142,200	141,310
Series 2005-67 EY 5.50% 8/25/25		65,000	60,795
Freddie Mac
Series 2557 WE 5.00% 1/15/18		60,000	59,447
Series 3005 ED 5.00% 7/15/25		100,000	94,004
•Series 3094 US 6.75% 9/15/34		133,514	120,375
Series 3113 QA 5.00% 11/15/25		56,282	56,908
Series 3131 MC 5.50% 4/15/33		40,000	40,260
Series 3173 PE 6.00% 4/15/35		65,000	65,202
Series 3337 PB 5.50% 7/15/30		25,000	25,248
Total Agency Collateralized Mortgage Obligations (cost $876,163)			881,814

Agency Mortgage-Backed Securities – 4.04%
•Fannie Mae ARM
5.132% 11/1/35		37,137	37,362
5.195% 3/1/38		85,420	85,481
5.397% 4/1/36		51,581	52,382
6.032% 10/1/36		52,871	53,854
6.093% 10/1/36		35,647	36,374
6.316% 4/1/36		215,882	221,754
Fannie Mae S.F. 15 yr 5.50% 1/1/23		115,744	116,846
Fannie Mae S.F. 30 yr
5.50% 9/1/36		72,306	71,721
5.50% 4/1/37		1,070,236	1,058,002
*6.00% 7/1/37		707,261	714,869
6.50% 6/1/36		60,957	62,775
6.50% 10/1/36		58,607	60,356
6.50% 3/1/37		49,579	51,058
6.50% 7/1/37		1,008,768	1,038,643
6.50% 8/1/37		69,114	71,161
6.50% 11/1/37		52,361	53,912
6.50% 12/1/37		66,588	68,560

Fannie Mae S.F. 30 yr TBA
5.00% 9/1/38	235,000	225,894
5.50% 9/1/38	100,000	98,750
6.00% 9/1/38	305,000	307,955
Freddie Mac 6.00% 1/1/17	152,546	155,359
•Freddie Mac ARM
5.51% 8/1/36	66,999	68,318
5.678% 7/1/36	36,448	37,193
5.82% 10/1/36	92,502	94,252
Freddie Mac S.F. 15 yr 5.00% 6/1/18	34,294	34,311
Freddie Mac S.F. 30 yr
5.00% 1/1/34	1,356,403	1,312,216
7.00% 11/1/33	83,418	87,657
9.00% 9/1/30	100,483	111,659
Freddie Mac S.F. 30 yr TBA 5.00% 9/1/38	50,000	48,031
GNMA I S.F. 30 yr
7.50% 12/15/23	157,224	168,990
7.50% 1/15/32	122,306	131,439
9.50% 9/15/17	89,952	99,271
12.00% 5/15/15	94,171	108,723
GNMA II S.F. 30 yr
6.00% 11/20/28	147,359	150,233
6.50% 2/20/30	233,179	241,349
Total Agency Mortgage-Backed Securities (cost $7,217,383)		7,336,710

Agency Obligations – 2.56%
*Fannie Mae
3.875% 7/12/13	50,000	49,812
¥4.75% 11/19/12	1,060,000	1,097,240
*Freddie Mac
4.125% 10/18/10	30,000	30,574
4.125% 12/21/12	2,370,000	2,383,533
6.875% 9/15/10	950,000	1,016,873
*Tennessee Valley Authority 4.875% 1/15/48	65,000	62,598
Total Agency Obligations (cost $4,615,895)		4,640,630

Commercial Mortgage-Backed Securities – 0.66%
•Bank of America Commercial Mortgage Securities
Series 2004-3 A5 5.493% 6/10/39	60,000	59,441
Series 2005-6 AM 5.352% 9/10/47	25,000	22,473
Series 2007-3 A4 5.838% 6/10/49	50,000	45,302
•Bear Stearns Commercial Mortgage Securities Series 2007-T28 A4 5.742% 9/11/42	65,000	58,801
•Credit Suisse First Boston Mortgage Securities Series 2005-C6 A4 5.23% 12/15/40	150,000	141,068
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	35,000	34,040
•Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-7 A4 5.81% 6/12/50	150,000	136,473
Morgan Stanley Capital I
Series 2005-IQ9 A4 4.66% 7/15/56	350,000	330,028
•Series 2006-HQ9 A4 5.731% 7/12/44	175,000	163,553
•Series 2007-IQ14 A4 5.692% 4/15/49	150,000	135,642
•Series 2007-T27 A4 5.803% 6/13/42	75,000	68,097
Total Commercial Mortgage-Backed Securities (cost $1,243,826)		1,194,918

Convertible Bonds – 3.66%
Basic Industries – 1.00%
Rayonier TRS Holdings 3.75% 10/15/12 exercise price $54.82, expiration date 10/15/12	1,250,000	1,256,250
#Sino-Forest 144A 5.00% 8/1/13 exercise price $20.29, expiration date 8/1/13	500,000	567,500
		1,823,750
Computers & Technology – 1.13%
Advanced Micro Devices 6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15	1,000,000	573,750
Euronet Worldwide 3.50%10/15/25 exercise price $40.48, expiration date 10/15/25	900,000	740,249
Linear Technology 3.125% 5/1/27 exercise price $49.03, expiration date 5/1/27	750,000	736,875
		2,050,874

Health Care & Pharmaceuticals – 0.27%
Advanced Medical Optics 3.25% 8/1/26 exercise price $59.61, expiration date 8/1/26	693,000	483,368
		483,368
Industrials – 0.03%
Allied Waste Industries 4.25% 4/15/34 exercise price $20.34, expiration date 4/15/34	47,000	45,414
		45,414
Telecommunications – 0.84%
NII Holdings 3.125% 6/15/12 exercise price $118.32, expiration date 6/15/12	1,000,000	863,750
#Virgin Media 144A 6.50% 11/15/16 exercise price $19.22, expiration date 11/15/16	715,000	659,588
		1,523,338
Transportation – 0.39%
Bristow Group 3.00% 6/15/38 exercise price $77.34, expiration date 6/15/38	750,000	716,250
		716,250
Total Convertible Bonds (cost $6,818,304)		6,642,994

Corporate Bonds – 32.09%
Banking – 1.54%
•Bank of America 8.00% 12/29/49	30,000	26,778
Bank of New York Mellon 5.125% 8/27/13	145,000	145,570
BB&T 5.25% 11/1/19	70,000	58,443
JPMorgan Chase Capital XXV 6.80% 10/1/37	60,000	51,363
•Kazkommerts International 8.625% 7/27/16	1,000,000	749,800
PNC Funding 5.625% 2/1/17	60,000	55,919
#TuranAlem Finance 144A 8.50% 2/10/15	2,000,000	1,524,999
U.S. Bank North America 4.80% 4/15/15	35,000	34,216
•USB Capital IX 6.189% 4/15/49	80,000	52,428
Wells Fargo 5.625% 12/11/17	35,000	33,701
•Wells Fargo Capital XIII 7.70% 12/29/49	65,000	61,783
		2,795,000
Basic Industries – 5.20%
#ArcelorMittal 144A 6.125% 6/1/18	75,000	72,257
California Steel Industries 6.125% 3/15/14	135,000	118,463
Domtar 7.125% 8/15/15	80,000	77,600
duPont (E.I) deNemours 6.00% 7/15/18	95,000	97,016
#Evraz Group 144A
8.25% 11/10/15	1,000,000	932,500
*9.50% 4/24/18	415,000	399,438
Freeport McMoRan Copper & Gold 8.25% 4/1/15	385,000	404,762
Georgia-Pacific
7.70% 6/15/15	105,000	98,438
8.875% 5/15/31	153,000	145,733
Hexion US Finance 9.75% 11/15/14	150,000	125,625
Innophos 8.875% 8/15/14	205,000	211,150
#Innophos Holdings 144A 9.50% 4/15/12	85,000	85,425
Lubrizol 4.625% 10/1/09	90,000	89,934
#MacDermid 144A 9.50% 4/15/17	280,000	257,600
Momentive Performance Materials 9.75% 12/1/14	240,000	217,800
NewPage 10.00% 5/1/12	175,000	170,625
#NewPage 144A 10.00% 5/1/12	140,000	136,500
#Nine Dragons Paper Holding 144A 7.875% 4/29/13	1,000,000	927,930
•Noranda Aluminium Acquisition 6.828% 5/15/15	170,000	146,200
Norske Skog Canada 8.625% 6/15/11	150,000	123,563
#Norske Skogindustrier 144A 7.125% 10/15/33	150,000	89,250
Rio Tinto Finance USA 6.50% 7/15/18	10,000	10,079
#Rock-Tenn 144A 9.25% 3/15/16	135,000	139,050
Rockwood Specialties Group 7.50% 11/15/14	110,000	108,625
#Ryerson 144A
•10.176% 11/1/14	160,000	153,600
12.00% 11/1/15	205,000	201,925
#Sappi Papier Holding 144A 6.75% 6/15/12	340,000	285,669
#Severstal 144A 9.75% 7/29/13	1,100,000	1,100,824
Southern Copper 7.50% 7/27/35	1,000,000	967,211

#Steel Dynamics 144A 7.75% 4/15/16		335,000	328,719
Vale Overseas 6.875% 11/21/36		979,000	961,852
#Vedanta Resources 144A 9.50% 7/18/18		205,000	201,925
•Verso Paper Holdings 6.551% 8/1/14		55,000	49,225
			9,436,513
Brokerage – 0.73%
Citigroup 6.50% 8/19/13		95,000	95,203
Goldman Sachs Group
6.15% 4/1/18		70,000	67,078
6.75% 10/1/37		20,000	17,649
Jefferies Group 6.45% 6/8/27		55,000	42,415
JPMorgan Chase 6.40% 5/15/38		15,000	13,976
LaBranche 11.00% 5/15/12		125,000	129,375
Lehman Brothers Holdings
5.625% 1/24/13		40,000	37,387
6.875% 7/17/37		50,000	41,054
#Morgan Stanley 144A 10.09% 5/3/17	BRL	2,000,000	889,572
			1,333,709
Capital Goods – 2.20%
Associated Materials 9.75% 4/15/12	USD	140,000	140,350
BWAY 10.00% 10/15/10		200,000	200,000
DRS Technologies 7.625% 2/1/18		265,000	280,238
Graham Packaging
8.50% 10/15/12		130,000	123,175
9.875% 10/15/14		200,000	176,500
Graphic Packaging International 9.50% 8/15/13		335,000	316,575
Greenbrier 8.375% 5/15/15		170,000	157,250
#Moog 144A 7.25% 6/15/18		135,000	132,975
*NXP BV Funding 9.50% 10/15/15		500,000	339,999
Owens Brockway Glass Container 6.75% 12/1/14		195,000	194,513
*Sally Holdings 10.05% 11/15/16		225,000	227,250
Textron 6.50% 6/1/12		30,000	31,499
Thermadyne Holdings 10.00% 2/1/14		230,000	220,225
Tyco Electronics Group 5.95% 1/15/14		70,000	70,004
Vitro 11.75% 11/1/13		1,195,000	1,120,313
Vought Aircraft Industries 8.00% 7/15/11		285,000	264,338
			3,995,204
Consumer Cyclical – 2.63%
Centex 4.55% 11/1/10		125,000	111,875
CVS Caremark
4.875% 9/15/14		45,000	43,168
5.75% 6/1/17		63,000	61,787
•Daimler Finance Finance North America 3.241% 8/3/09		85,000	84,612
*Denny's Holdings 10.00% 10/1/12		65,000	62,725
*Dollar General 10.625% 7/15/15		415,000	418,113
DR Horton
6.00% 4/15/11		105,000	95,025
7.875% 8/15/11		135,000	128,925
Ford Motor 7.45% 7/16/31		455,000	236,600
Ford Motor Credit 7.80% 6/1/12		790,000	587,142
General Motors
7.20% 1/15/11		260,000	167,700
*8.375% 7/15/33		455,000	227,500
GMAC 6.875% 8/28/12		760,000	446,188
Goodyear Tire & Rubber 9.00% 7/1/15		115,000	118,738
Lear 8.75% 12/1/16		425,000	321,938
Levi Strauss 9.75% 1/15/15		115,000	104,219
*Neiman Marcus Group 10.375% 10/15/15		425,000	416,500
Ryland Group 6.875% 6/15/13		155,000	136,400
Sonic Automotive 8.625% 8/15/13		80,000	62,000
*Tenneco 8.625% 11/15/14		275,000	235,125

Toll
8.25% 2/1/11		185,000	178,525
8.25% 12/1/11		185,000	178,525
Travelport 9.875% 9/1/14		235,000	193,288
*#TRW Automotive 144A 7.00% 3/15/14		100,000	88,500
VF 5.95% 11/1/17		25,000	24,937
Wal-Mart Stores 6.20% 4/15/38		52,000	51,612
			4,781,667
Consumer Non-Cyclical – 1.34%
ACCO Brands 7.625% 8/15/15		90,000	76,050
#AmBev International Finance 144A 9.50% 7/24/17	BRL	1,189,000	607,264
Chiquita Brands International
7.50% 11/1/14	USD	120,000	98,100
*8.875% 12/1/15		160,000	137,200
*Constellation Brands 8.125% 1/15/12		140,000	140,700
Del Monte
*6.75% 2/15/15		30,000	28,350
8.625% 12/15/12		40,000	40,600
Delhaize America 9.00% 4/15/31		40,000	46,505
Diageo Capital 5.75% 10/23/17		60,000	59,571
#Dr Pepper Snapple Group 144A 6.82% 5/1/18		115,000	117,306
GlaxoSmithKline Capital 5.65% 5/15/18		70,000	70,330
Iron Mountain
6.625% 1/1/16		85,000	80,538
8.00% 6/15/20		155,000	151,513
*Jarden 7.50% 5/1/17		250,000	223,750
Kraft Foods 6.125% 2/1/18		105,000	103,302
National Beef Packing 10.50% 8/1/11		85,000	85,425
Tysons Food 6.85% 4/1/16		115,000	109,004
Visant Holding 8.75% 12/1/13		105,000	100,538
Wyeth 5.50% 2/1/14		145,000	148,113
			2,424,159
Energy – 5.07%
AmeriGas Partners 7.125% 5/20/16		155,000	144,925
Chesapeake Energy 6.375% 6/15/15		125,000	116,875
Complete Production Service 8.00% 12/15/16		130,000	128,375
Compton Petroleum Finance 7.625% 12/1/13		370,000	349,188
#Connacher Oil & Gas 144A 10.25% 12/15/15		330,000	342,375
#Copano Energy 144A 7.75% 6/1/18		125,000	116,875
Duke Energy Indiana 6.35% 8/15/38		40,000	40,035
Dynergy Holdings 7.75% 6/1/19		575,000	533,313
El Paso
6.875% 6/15/14		145,000	144,367
7.00% 6/15/17		175,000	172,333
#Enbridge Energy Partners 144A 6.50% 4/15/18		65,000	65,045
Energy Partners 9.75% 4/15/14		100,000	89,250
Enterprise Products Operating
6.50% 1/31/19		30,000	30,167
*•8.375% 8/1/66		100,000	98,945
Ferrellgas Finance Escrow 6.75% 5/1/14		160,000	140,000
Geophysique-Veritas 7.75% 5/15/17		210,000	210,000
#Helix Energy Solutions Group 144A 9.50% 1/15/16		320,000	320,000
#Hilcorp Energy I 144A 7.75% 11/1/15		350,000	318,500
International Coal Group 10.25% 7/15/14		245,000	249,900
#Key Energy Services 144A 8.375% 12/1/14		250,000	253,125
Kinder Morgan Energy 6.95% 1/15/38		25,000	24,492
Lukoil International Finance 6.356% 6/7/17		1,000,000	899,999
Mariner Energy 8.00% 5/15/17		270,000	248,400
#MarkWest Energy Partners 144A 8.75% 4/15/18		245,000	245,000
Massey Energy 6.875% 12/15/13		265,000	260,363
OPTI Canada 7.875% 12/15/14		215,000	213,656
Petro-Canada 6.05% 5/15/18		50,000	48,502

PetroHawk Energy 9.125% 7/15/13		90,000	90,000
#PetroHawk Energy 144A 7.875% 6/1/15		225,000	210,938
Petroleum Development 12.00% 2/15/18		145,000	152,250
#Plains All American Pipeline 144A 6.50% 5/1/18		83,000	81,794
Plains Exploration & Production 7.00% 3/15/17		330,000	298,650
Range Resources 7.25% 5/1/18		75,000	73,125
Regency Energy Partners 8.375% 12/15/13		225,000	230,625
Suncor Energy 6.50% 6/15/38		20,000	19,203
TNK-BP Finance 7.875% 3/13/18		2,000,000	1,794,999
TransCanada Pipelines 7.25% 8/15/38		50,000	51,409
Weatherford International
6.00% 3/15/18		20,000	19,554
6.35% 6/15/17		15,000	15,093
Whiting Petroleum 7.25% 5/1/13		330,000	318,450
XTO Energy 6.75% 8/1/37		50,000	47,304
			9,207,399
Finance & Investments – 1.55%
Berkshire Hathaway Finance 5.40% 5/15/18		35,000	34,902
Capmark Financial Group 6.30% 5/10/17		45,000	26,588
Cardtronics 9.25% 8/15/13		270,000	257,850
FTI Consulting 7.625% 6/15/13		380,000	396,151
•Hartford Financial Services Group 8.125% 6/15/38		160,000	150,600
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		50,000	37,503
Inergy Finance 6.875% 12/15/14		155,000	140,275
*#Inergy Finance 144A 8.25% 3/1/16		145,000	137,025
International Lease Finance
5.35% 3/1/12		45,000	39,781
5.875% 5/1/13		30,000	26,401
6.375% 3/25/13		15,000	13,427
6.625% 11/15/13		50,000	44,561
Leucadia National 8.125% 9/15/15		112,000	113,260
LVB Acquisition Merger Subordinate 10.00% 10/15/17		235,000	254,975
MetLife
6.40% 12/15/36		45,000	35,956
6.817% 8/15/18		80,000	80,351
P@Montpelier Re Holdings 6.125% 8/15/13		15,000	14,805
#Nuveen Investments 144A 10.50% 11/15/15		155,000	135,238
Red Arrow International Leasing 8.375% 3/31/12	RUB	11,585,056	460,763
Unitrin 6.00% 5/15/17	USD	55,000	46,246
Washington Mutual
5.25% 9/15/17		35,000	20,858
5.50% 8/24/11		55,000	38,524
5.65% 8/15/14		250,000	150,168
•#White Mountains Re Group 144A 7.506% 5/29/49		195,000	150,650
			2,806,858
Media – 1.85%
CCO Holdings 8.75% 11/15/13		205,000	194,238
#Charter Communications Operating 144A 10.875% 9/15/14		695,000	733,224
Comcast
5.875% 2/15/18		55,000	53,053
6.30% 11/15/17		35,000	34,782
Dex Media West 9.875% 8/15/13		295,000	227,887
#DirecTV Holdings 144A 7.625% 5/15/16		220,000	220,550
Grupo Televisa 8.49% 5/11/37	MXN	10,000,000	862,160
Lamar Media
*6.625% 8/15/15	USD	175,000	156,188
6.625% 8/15/15		70,000	62,388
#LBI Media 144A 8.50% 8/1/17		115,000	84,094
Quebecor Media 7.75% 3/15/16		190,000	179,550
Thomson Reuters
5.95% 7/15/13		35,000	35,517
6.50% 7/15/18		50,000	50,725

Time Warner Cable 7.30% 7/1/38	35,000	35,276
Univision Communications 7.85% 7/15/11	120,000	108,000
Viacom
•3.126% 6/16/09	25,000	24,778
5.75% 4/30/11	30,000	29,782
#Videotron 144A 9.125% 4/15/18	90,000	95,063
#Vivendi 144A 6.625% 4/4/18	60,000	59,310
#XM Satellite Radio Holdings 144A 13.00% 8/1/13	120,000	106,200
		3,352,765
Real Estate – 0.15%
Host Hotels & Resorts 7.125% 11/1/13	255,000	241,612
Regency Centers 5.875% 6/15/17	35,000	31,959
		273,571
Services Cyclical – 1.60%
ARMARK 8.50% 2/1/15	390,000	394,874
Burlington North Santa Fe 5.75% 3/15/18	50,000	49,764
Corrections Corporation of America 6.25% 3/15/13	115,000	113,275
#Galaxy Entertainment Finance 144A 9.875% 12/15/12	305,000	288,225
Gaylord Entertainment
6.75% 11/15/14	20,000	17,550
8.00% 11/15/13	230,000	212,175
Global Cash Access 8.75% 3/15/12	150,000	144,000
*Harrah's Operating 5.50% 7/1/10	245,000	207,025
#Harrah's Operating 144A 10.75% 2/1/16	150,000	101,625
Hertz 8.875% 1/1/14	120,000	112,950
Kansas City Southern de Mexico 9.375% 5/1/12	250,000	262,500
#Lender Process Services 144A 8.125% 7/1/16	105,000	107,231
MGM MIRAGE 7.50% 6/1/16	255,000	209,100
Pinnacle Entertainment 8.75% 10/1/13	175,000	173,688
#Pokagon Gaming Authority 144A 10.375% 6/15/14	320,000	335,200
#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	120,000	116,090
8.03% 10/1/20	55,000	53,885
		2,899,157
Services Non-Cyclical – 1.56%
*Advanced Medical Optics 7.50% 5/1/17	265,000	238,500
AstraZeneca 5.90% 9/15/17	40,000	41,620
*#Bausch & Lomb 144A 9.875% 11/1/15	355,000	365,649
Casella Waste Systems 9.75% 2/1/13	300,000	298,500
Community Health Systems 8.875% 7/15/15	335,000	340,025
Covidien International Finance
6.00% 10/15/17	9,000	9,139
6.55% 10/15/37	45,000	45,924
HCA 9.25% 11/15/16	740,000	763,124
•HealthSouth 9.133% 6/15/14	250,000	256,563
Quest Diagnostic 5.45% 11/1/15	55,000	53,050
Select Medical 7.625% 2/1/15	185,000	160,025
UnitedHealth Group
5.50% 11/15/12	80,000	79,271
5.80% 3/15/36	30,000	24,405
Universal Hospital Services PIK 8.50% 6/1/15	45,000	45,000
WellPoint
5.00% 1/15/11	60,000	59,768
5.00% 12/15/14	52,000	48,288
		2,828,851
Technology & Electronics – 0.49%
Freescale Semiconductor
•6.651% 12/15/14	125,000	92,813
8.875% 12/15/14	50,000	40,750

Sungard Data Systems
9.125% 8/15/13	252,000	257,040
10.25% 8/15/15	442,000	447,525
Xerox 5.50% 5/15/12	55,000	54,674
		892,802
Telecommunications – 4.49%
*AT&T 5.60% 5/15/18	97,000	95,222
AT&T Wireless 8.125% 5/1/12	125,000	137,475
•Centennial Communications 8.541% 1/1/13	105,000	105,000
Cincinnati Bell 7.00% 2/15/15	125,000	115,625
Clear Channel Communications 5.50% 9/15/14	200,000	98,500
Cricket Communications 9.375% 11/1/14	385,000	383,556
Cricket Communications I 9.375% 11/1/14	50,000	49,813
#CSC Holdings 144A 8.50% 6/15/15	120,000	121,200
#Digicel 144A 9.25% 9/1/12	200,000	206,000
#Digicel Group 144A 8.875% 1/15/15	1,000,000	941,300
#Expedia 144A 8.50% 7/1/16	110,000	107,525
Hughes Network Systems 9.50% 4/15/14	260,000	263,250
ΩInmarsat Finance 10.375% 11/15/12	385,000	394,144
Intelsat Bermuda 11.25% 6/15/16	505,000	532,144
#Intelsat Bermuda 144A 8.875% 1/15/15	70,000	69,563
Lucent Technologies 6.45% 3/15/29	165,000	115,500
MetroPCS Wireless 9.25% 11/1/14	438,000	436,358
#Nordic Telephone Holdings 144A 8.875% 5/1/16	150,000	145,125
Nortel Networks
•7.041% 7/15/11	180,000	167,850
10.75% 7/15/16	115,000	106,950
#Nortel Networks 144A 10.75% 7/15/16	255,000	237,150
*PAETEC Holding 9.50% 7/15/15	375,000	305,625
Qwest Capital Funding 7.25% 2/15/11	225,000	217,406
Rogers Communications 6.80% 8/15/18	130,000	132,066
Sprint Capital 8.375% 3/15/12	655,000	660,409
Sprint Nextel 6.00% 12/1/16	205,000	187,357
Telecom Italia Capital
4.00% 1/15/10	75,000	73,935
7.721% 6/4/38	30,000	29,339
Verizon Communications 5.55% 2/15/16	80,000	78,617
*#Vimpelcom 144A 9.125% 4/30/18	1,255,000	1,188,500
Virgin Media Finance 8.75% 4/15/14	290,000	278,400
Windstream 8.125% 8/1/13	175,000	174,125
		8,155,029
Utilities – 1.69%
AES
7.75% 3/1/14	105,000	105,000
8.00% 10/15/17	30,000	29,700
#AES 144A 8.00% 6/1/20	120,000	115,500
Baltimore Gas & Electric 6.125% 7/1/13	30,000	30,218
Centerpoint Energy Resources 6.00% 5/15/18	25,000	23,817
Columbus Southern Power 6.05% 5/1/18	20,000	20,014
Commonwealth Edison 6.15% 9/15/17	35,000	35,146
Detroit Edison 5.60% 6/15/18	25,000	25,055
Dominion Resource 6.40% 6/15/18	40,000	41,199
Edison Mission Energy 7.625% 5/15/27	225,000	204,188
Florida Power 6.40% 6/15/38	45,000	45,945
Illinois Power 6.125% 11/15/17	30,000	28,709
Korea Southern Power 5.375% 4/18/13	630,000	620,247
Mirant North America 7.375% 12/31/13	180,000	179,550
NRG Energy 7.375% 2/1/16	155,000	153,450
Orion Power Holdings 12.00% 5/1/10	200,000	217,000
Peco Energy 5.35% 3/1/18	20,000	19,840
Public Service Colorado 6.50% 8/1/38	30,000	31,036
#Texas Competitive Electric Holdings 144A 10.25% 11/1/15	1,100,000	1,102,750

Union Electric 6.70% 2/1/19	20,000	20,314
#West Penn Power 144A 5.95% 12/15/17	15,000	14,905
		3,063,583
Total Corporate Bonds (cost $60,886,442)		58,246,267

Foreign Agencies – 1.16%
France – 0.01%
France Telecom 7.75% 3/1/11	25,000	26,654
		26,654
Luxembourg – 0.57%
#Gazprom 144A 8.625% 4/28/34	1,000,000	1,041,900
		1,041,900
Republic of Korea – 0.03%
Korea Development Bank 5.30% 1/17/13	45,000	44,829
		44,829
United States – 0.55%
#Pemex Project Funding Master Trust 144A 6.625% 6/15/35	1,000,000	992,158
		992,158
Total Foreign Agencies (cost $2,325,587)		2,105,541
Municipal Bonds – 0.07%
Portland, Oregon Sewer System Revenue 5.00% 6/15/18	60,000	66,336
West Virginia Tobacco Settlement Finance Authority 7.467% 6/1/47	65,000	58,153
Total Municipal Bonds (cost $129,892)		124,489
Non-Agency Asset-Backed Securities – 0.66%
•Bank of America Credit Card Trust Series 2008-A7 A7 3.17% 12/15/14	30,000	29,024
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	75,000	74,962
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	20,000	20,168
Series 2008-A A3 4.94% 4/25/14	60,000	58,485
Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	150,000	134,091
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	100,000	70,171
CNH Equipment Trust
Series 2007-B A3A 5.40% 10/17/11	30,000	30,253
Series 2008-A A3 4.12% 5/15/12	20,000	19,473
Series 2008-A A4A 4.93% 8/15/14	30,000	28,675
Series 2008-B A3A 4.78% 7/16/12	30,000	29,775
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	100,000	93,376
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	150,000	131,353
Harley-Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12	99,384	99,550
Series 2006-2 A2 5.35% 3/15/13	145,622	144,321
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	20,000	20,223
Series 2008-A A3 4.93% 12/17/12	30,000	30,013
John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12	35,000	34,775
•MBNA Credit Card Master Note Trust Series 2005-A4 2.51% 11/15/12	30,000	29,420
WFS Financial Owner Trust Series 2005-1 A4 3.87% 8/17/12	122,731	122,256
Total Non-Agency Asset-Backed Securities (cost $1,258,590)		1,200,364
Non-Agency Collateralized Mortgage Obligations – 0.93%
P@•Bear Stearns ARM Trust Series 2007-1 3A2 5.751% 2/25/47	264,635	194,670
Citicorp Mortgage Securities
Series 2006-3 1A4 6.00% 6/25/36	70,000	51,947
Series 2007-1 2A1 5.50% 1/25/22	316,693	302,702
•Citigroup Mortgage Loan Trust Series 2007-AR8 1A3A 6.024% 8/25/37	92,303	77,106
P@w•Countrywide Home Loan Mortgage Pass Through Trust Series 2004-HYB4 M 4.574% 9/20/34	20,800	17,217
•First Horizon Asset Securities
Series 2007-AR2 1A1 5.85% 8/25/37	146,828	137,794
Series 2007-AR3 2A2 6.292% 11/25/37	116,012	99,317
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.374% 1/25/36	198,539	171,633
•JPMorgan Mortgage Trust Series 2004-A5 4A2 4.821% 12/25/34	316,725	303,042

•MASTR ARMs Trust Series 2006-2 4A1 4.981% 2/25/36		118,665	100,907
P@•Structured ARM Loan Trust Series 2005-22 4A2 5.375% 12/25/35		41,048	25,199
•Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR2 2A1 4.549% 3/25/35		95,016	86,573
Series 2005-AR16 6A4 5.00% 10/25/35		72,049	64,292
Series 2006-AR14 2A4 6.085% 10/25/36		68,834	49,691
Total Non-Agency Collateralized Mortgage Obligations (cost $1,912,798)			1,682,090
Regional Authorities – 0.03%Δ
Canada – 0.03%
*Quebec Province 4.625% 5/14/18		55,000	54,598
Total Regional Authorities (cost $54,669)			54,598
«Senior Secured Loans – 0.46%
Ford Motor 5.776% 11/29/13		306,884	239,200
General Motors 5.163% 11/17/13		150,000	112,355
Talecris Biotherapeutics 2nd Lien 9.18% 12/6/14		500,000	491,874
Total Senior Secured Loans (cost $919,843)			843,429
Sovereign Debt – 7.82%Δ
Argentina – 0.46%
Republic of Argentina 8.28% 12/31/33	USD	1,115,823	832,962
			832,962
Barbados – 1.07%
#Republic of Barbados 144A 6.625% 12/5/35		2,000,000	1,935,982
			1,935,982
Brazil – 0.62%
Federal Republic of Brazil 10.25% 1/10/28	BRL	2,000,000	1,134,969
			1,134,969
Colombia – 0.78%
Republic of Colombia 12.00% 10/22/15	COP	1,750,000,000	964,603
#Santa Fe de Bogota D.C. 144A 9.75% 7/26/28	COP	1,000,000,000	452,068
			1,416,671
Indonesia – 0.55%
#Republic of Indonesia 144A 7.75% 1/17/38	USD	1,000,000	995,000
			995,000
Mexico – 2.26%
Mexican Bonos 9.50% 12/18/14	MXN	40,000,000	4,093,339
			4,093,339
Pakistan – 0.72%
#Republic of Pakistan 144A 6.875% 6/1/17	USD	2,000,000	1,310,000
			1,310,000
Turkey – 0.83%
Republic of Turkey 11.875% 1/15/30		1,000,000	1,516,250
			1,516,250
United Kingdom – 0.53%
#CS International for City of Kyiv Ukraine 144A 8.25% 11/26/12		1,000,000	956,800
			956,800
Total Sovereign Debt (cost $15,099,059)			14,191,973

Supranational Banks – 2.75%
European Bank for Reconstruction & Development 7.00% 7/30/12	IDR	41,000,000	953,925
European Investment Bank
8.00% 10/21/13	ZAR	6,880,000	834,715
11.25% 2/14/13	BRL	1,800,000	1,101,280
Inter-American Development Bank 9.00% 8/6/10	BRL	2,081,000	1,205,499
International Bank for Reconstruction & Development 9.75% 8/2/10	ZAR	7,000,000	890,946
Total Supranational Banks (cost $5,083,751)			4,986,365

U.S. Treasury Obligations – 0.79%
*US Treasury Bonds 4.375% 2/15/38	USD	20,000	19,864
US Treasury Notes
2.375% 8/31/10		330,000	330,155
3.125% 8/31/13		540,000	540,886
*4.00% 8/15/18		537,000	545,349
Total U.S. Treasury Obligations (cost $1,432,742)			1,436,254
Leveraged Non-Recourse Securities – 0.00%
w@#JPMorgan Pass Through Trust Series 2007-B 144A 0.003% 1/15/87		500,000	0
Total Leveraged Non-Recourse Securities (cost $425,000)			0
		Number of
		Shares
Preferred Stock – 0.06%
JPMorgan Chase 7.90%		70,000	63,779
PNC Funding 8.25%		50,000	47,668
Total Preferred Stock (cost $119,168)			111,447
Residual Interest Trust Certificates – 0.03%
w@#Freddie Mac Auction Pass Through Trust Series 2007 144A		1,000,000	60,000
Total Residual Interest Trust Certificates (cost $1,088,378)			60,000
		Principal
		Amount°
Repurchase Agreements** – 13.14%
Bank of America 1.97%, dated 8/29/08, to be
repurchased on 9/2/08, repurchase price $3,795,831
(collateralized by U.S. Government obligations,
4.75% 12/31/08; with market value $3,872,859)	USD	3,795,000	3,795,000

BNP Paribas 2.00%, dated 8/29/08, to be
repurchased on 9/2/08, repurchase price $20,048,454
(collateralized by U.S. Government obligations, 3.875%,
5/15/09 - 7/2/09; with market value $20,477,104)		20,044,000	20,044,000
Total Repurchase Agreements (cost $23,839,000)			23,839,000

Total Value of Securities Before Securities Lending Collateral – 126.38%
(cost $264,056,690)			229,353,245
		Number of
		Shares
Securities Lending Collateral*** – 12.34%
Investment Companies
Mellon GSL DBT II Collateral Fund		22,393,931	22,393,931
Total Securities Lending Collateral (cost $22,393,931)			22,393,931

Total Value of Securities – 138.72%
(cost $286,450,621)			251,747,176 ©
Obligation to Return Securities Lending Collateral*** – (12.34%)			(22,393,931)
Borrowing Under Line of Credit – (27.55%)			(50,000,000)
Receivables and Other Assets Net of Liabilities (See Notes) – 1.17%			2,123,758
Net Assets Applicable to 12,929,436 Shares Outstanding – 100.00%			$181,477,003

°Principal amount shown is stated in the currency in which each security is denominated.

BRL – Brazilian Real
COP - Colombian Peso
IDR – Indonesian Rupiah
MXN – Mexican Peso
RUB – Russian Ruble
USD – United States Dollar
ZAR – South African Rand

*Fully or partially on loan.
†Non income producing security.
•Variable rate security. The rate shown is the rate as of August 31, 2008.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2008, the aggregate amount of Rule 144A securities was $29,151,027 which represented 16.06% of the Fund’s net assets. See Note 9 in "Notes."
¥Fully or partially pledged as collateral for financial futures contracts.
PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2008, the aggregate amount of the restricted securities was $251,891 or 0.14% of the Fund's net assets. See Note 9 in "Notes."
@Illiquid security. At August 31, 2008, the aggregate amount of illiquid securities was $311,891 which represented 0.17% of the Fund’s net assets. See Note 9 in “Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
**See Note 1 in “Notes.”
***See Note 8 in “Notes.”
©Includes $21,947,428 of securities loaned

Summary of Abbreviations:
ADR – American Depositary Receipts
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
GNMA – Government National Mortgage Association
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-In-Kind
REIT – Real Estate Investment Trust
S.F. – Single Family
TBA – To Be Announced
yr – Year

The following foreign currency exchange contracts, financial futures contracts, written options and swap contracts were outstanding at August 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to Receive		In Exchange For		Settlement Date	Depreciation
RUB	12,386,277	USD	(505,562)	10/31/08	$(6,362)

Financial Futures Contracts2

				Unrealized
Contracts	Notional	Notional		Appreciation
to Buy	Cost	Value	Expiration Date	(Depreciation)
1 Long Gilt Bond	$205,002	$204,026	12/29/08	$(976)
36 U.S. Treasury 5 yr Notes	4,028,982	4,029,750	12/31/08	768
	$4,233,984			$(208)

Written Options[3]

	Number of	Notional	Exercise		Unrealized
Description	Contracts	Value	Price	Expiration Date	Appreciation
Written Put Option
FedEx	(100)	$10,000	$95.00	9/20/08	$13,950
Gap	(200)	20,000	20.00	9/20/08	9,900
Intel	(150)	15,000	25.00	9/20/08	9,600
Kroger	(305)	30,500	32.50	9/20/08	14,945
Starwood Hotels &
Resorts Worldwide	(200)	20,000	45.00	9/20/08	19,000
Wells Fargo	(300)	30,000	34.00	9/20/08	14,700
U.S. Treasury 10 yr Future	(50)	5,000,000	111.50	9/27/08	23,524
		$5,125,500			$105,619

Swap Contracts4

Credit Default Swap Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Citigroup Global Markets
CenturyTel 5 yr CDS	$65,000	1.71%	9/20/13	$462
Goldman Sachs
Kraft Foods 10 yr CDS	105,000	0.77%	12/20/17	1,203
JPMorgan Chase
Embarq
6 yr CDS	20,000	2.60%	9/20/14	293
7 yr CDS	30,000	0.77%	9/20/14	3,096
Lehman Brothers
Home Depot 5 yr CDS	75,000	0.50%	9/20/12	2,800
Target 5 yr CDS	80,000	0.57%	12/20/12	524
Washington Mutual
4 yr CDS	43,000	0.85%	9/20/11	13,635
10 yr CDS	35,000	3.15%	12/20/17	11,741
	$443,000			$33,754
Protection Sold:
Citigroup Global Markets
Plains American CDS	$(60,000)	1.33%	9/20/13	$(236)
Total				$33,518

The use of foreign currency exchange contracts, financial futures contracts, written options, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”
2See Note 5 in “Notes.”
3See Note 6 in “Notes.”
4See Note 7 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in collective investment vehicle (Collective Trust), is valued at unit value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on financial futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital. The current annualized rate is $1.704 per share ($0.142 monthly). The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date as an estimate, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At August 31, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At August 31, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$287,227,651
Aggregate unrealized appreciation	1,856,976
Aggregate unrealized depreciation	(37,337,451)
Net unrealized depreciation	$(35,480,475)

For federal income tax purposes, at November 30, 2007, capital loss carryforwards of $1,723,170 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2015.

Effective December 1, 2007, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of August 31, 2008:

Level	Securities	Derivatives
Level 1	$105,034,726	$-
Level 2	138,722,168	132,567
Level 3	7,990,282	-
Total	$251,747,176	$132,566

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Securities	Derivatives
Balance as of 11/30/2007	$12,372,675	$-
Net realized gain (loss)	154,353	-
Net change in unrealized
appreciation/(depreciation)	(943,128)	-
Net purchases, sales and settlements	(3,128,251)	-
Net transfers in and/or out of Level 3	(465,367)	-
Balance as of 8/31/08	$7,990,282	$-

Net change in unrealized
appreciation/depreciation from
Investments still held as of 8/31/08	$(648,570)	$-

3. Line of Credit
On July 2, 2008, the Fund entered into a Credit Agreement with the Bank of New York Mellon (BNY Mellon) for $50,000,000 that expires on July 1, 2009. The Credit Agreement, which was approved by the Fund’s Board on May 22, 2008, permits the Fund to borrow at: (1) certain London Interbank Offered Rates plus 0.70%; or (2) the greater of (a) certain Fed Funds Rates plus 0.50% or (b) BNY Mellon’s prime commercial lending rate as publicly announced from time to time.

On July 22, 2008, the Fund began borrowing under the Credit Agreement. At August 31, 2008, the par value of loans outstanding was $50,000,000 at the 1 month LIBOR rate of 2.472% plus 0.70%. During the period July 22, 2008 to August 31, 2008, the average daily balance of loans outstanding was $50,000,000 at a weighted average 1 month LIBOR rate of approximately 2.464% plus 0.70%. The maximum amount of loans outstanding at any time during the period was $50,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

5. Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

6. Written Options
During the period ended August 31, 2008, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written options during the period ended August 31, 2008 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at November 30, 2007	100	$34,699
Options written	5,319	273,804
Options exercised	(771)	(12,416)
Options expired	(1,793)	(13,042)
Options terminated in closing purchase transactions	(1,550)	(196,420)
Options outstanding at August 31, 2008	1,305	$133,725

7. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended August 31, 2008, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

8. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2008, the value of securities on loan was $21,947,428, for which the Fund received collateral, comprised of non-cash collateral valued at $362,285, and cash collateral of $22,393,931. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

9. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its net assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and maybe adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2008. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

10. Subsequent Event
At August 31, 2008, Delaware Enhanced Global Dividend and Income Fund had direct and indirect exposure to investments with Lehman Brothers Holdings Inc. (“Lehman”) or Lehman’s affiliates, including bonds and derivatives for which Lehman or Lehman’s affiliates was the issuer or counterparty. On September 15, 2008, Lehman filed for Chapter 11 bankruptcy protection.

With respect to direct exposure to Lehman, the Fund held securities valued at approximately 0.21% of net assets as of August 31, 2008. With respect to indirect exposure, the Fund’s exposure through credit default swaps where Lehman or Lehman’s affiliate was counterparty was approximately 0.02% of net assets (which represents the net unrealized appreciation/depreciation on the Fund’s books) as of August 31, 2008.

As of September 30, 2008, approximately 0.00% and 0.02% of the Fund’s net assets were subject to direct and indirect exposure of Lehman or Lehman’s affiliate (before collateral), respectively.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: